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EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K into the Company's previously filed Registration Statement File No. 333-35310.

                                                /s/ Arthur Andersen LLP

Boston, Massachusetts
September 22, 2000